Exhibit 8.01

“Regular” Distribution Date:
15-Aug-05	Yamaha Motor Master Trust	Collection Period Ending:
“Actual” Distribution Date:	Floating Rate Series 2000-1 and Series 1998-1	31-Jul-05
15-Aug-05

A. INFORMATION REGARDING THE YAMAHA MOTOR MASTER TRUST

1. Aggregate Pool Balance as of the beginning of the preceding Collection Period	788,393,692.87

2. Aggregate amount of Collections during the preceding Collection Period	259,792,041.97

a) Collections other than finance charges, cash Adjustment Payments and cash Transferor Deposit Amounts	255,683,802.72

b) Finance Charge collections	4,108,239.25

c) Cash Adjustment Payments	0.00

d) Cash Transferor Deposit Amounts	0.00

3. Aggregate amount of receivables written off (net of recoveries) during the preceding Collection Period	103,576.47

4. Aggregate amount of non-cash Adjustment Payments during the preceding Collection Period	1,931,546.11

5. Aggregate amount of non-cash Transferor Deposit Amounts during the preceding Collection Period	0.00

6. Aggregate amount of additional Receivables during the Preceding Collection period	242,437,587.01

7. Aggregate Pool Balance as of the end of the preceding Collection Period	773,112,354.58

8. The aggregate Trust Principal Component as of the beginning of the preceding Collection Period was	774,596,803.24

9. The aggregate amount of Principal Collections during the preceding Collection Period was	245,995,152.34

10. The aggregate amount of Defaulted Receivables during the preceding Collection Period was	101,763.88

11. The aggregate Trust Principal Component as of the end of the preceding Collection Period was	759,582,888.37

12. The aggregate amount of Yield Collections during the preceding Collection Period was	13,796,889.63

13. The Yield Factor during the preceding Collection Period was	1.75%

14. The Monthly Payment Rate during the preceding Collection Period was	32.95%

15. Defaulted Receivables ([ charged-off receivables less recoveries ] x [1-Discount rate]) during the preceding Collection Period, expressed as an annual percentage of the Trust Principal Component as of the beginning of the preceding Collection Period, were	0.16%

16. “Finance Charge” collections during the preceding Collection Period, expressed as an annual percentage of the Pool Balance as of the beginning of the preceding Collection Period, were	6.25%

B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT

	Series	Series
	2000-1	1998-1	Aggregate
1. Aggregate Invested Amount and Pool Factor as of the beginning of the preceding Collection Period

a) Class A Invested Amount	171,000,000.00	250,000,000.00	421,000,000.00
Class A Percentage (% of Invested Amount)	85.50%	88.50%	87.26%

Series 1998-1 Commercial Paper Principal Component	—	250,000,000.00	250,000,000.00
Series 1998-1 APA Bank Loan Balance	—	0.00	0.00

b) Less Principal Funding Account or Capitalized Interest Account (1998-1 only)	57,000,000.00	1,666,666.67	58,666,666.67

c) Equals Class A Adjusted Invested Amount	114,000,000.00	248,333,333.33	362,333,333.33

d) Class B Invested Amount	12,000,000.00	32,485,875.71	44,485,875.71
Class B Percentage (% of Invested Amount)	6.00%	11.50%	9.22%

e) Class C Invested Amount	17,000,000.00	—	17,000,000.00
Class C Percentage (% of Invested Amount)	8.50%	—	3.52%

f) Aggregate Invested Amount	200,000,000.00	282,485,875.71	482,485,875.71

g) Class A Series Factor	1.0000000	—

h) Class B Series Factor	1.0000000	—

i) Class C Series Factor	1.0000000	—

2. Aggregate Invested Amount and Pool Factor as of the end of the preceding Collection Period

a) Class A Invested Amount	171,000,000.00	250,000,000.00	421,000,000.00
Class A Percentage (% of Invested Amount)	85.50%	88.50%	87.26%

Series 1998-1 Commercial Paper Principal Component	—	250,000,000.00	250,000,000.00
Series 1998-1 APA Bank Loan Balance	—	0.00	0.00
Series 1998-1 balance of Undistributed Principal Collections	—	0.00	0.00
		250,000,000.00	250,000,000.00

b) Less Principal Funding Account or Capitalized Interest Account (1998-1 only)	85,500,000.00	1,666,666.67	87,166,666.67

c) Equals Class A Adjusted Invested Amount	85,500,000.00	248,333,333.33	333,833,333.33

d) Class B Invested Amount	12,000,000.00	32,485,875.71	44,485,875.71
	6.00%	11.50%	9.22%

e) Class C Invested Amount	17,000,000.00	—	17,000,000.00
	14.85%	0.00%	4.30%

f) Invested Amount	200,000,000.00	282,485,875.71	482,485,875.71

g) Class A Series Factor	1.0000000	—

h) Class B Series Factor	1.0000000	—

i) Class C Series Factor	1.0000000	—

		% Trust Principal
	$ Amount	Component

3. Transferor Interest as of the beginning of the preceding Collection Period	349,110,927.54	45.07%

a) Special Funding Account as of the beginning of the preceding Collection Period	0.00	0.00%

4. Available Subordinated Amount as of the beginning of the preceding Collection Period	0.00	0.00%

5. Average Class A Invested Amount		114,000,000.00	250,000,000.00	364,000,000.00
Average Class B Invested Amount		12,000,000.00	32,485,875.71	44,485,875.71
Average Class C Invested Amount		17,000,000.00	—	17,000,000.00
		143,000,000.00	282,485,875.71	425,485,875.71

		% Trust
		Principal
	Amount	Component
6. Transferor Interest as of the end of the preceding Collection Period	362,597,012.67	47.74%

a) Special Funding Account as of the end of the preceding Collection Period	0.00	0.00%

7. Available Subordinated Amount as of the end of the preceding Collection Period	0.00	0.00%

8. Minimum Transferor Percentage (net of Available Subordinated Amount) as of the end of the preceding Collection Period	91,149,946.60	12.00%

C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS

1. Floating Allocation Percentage

Series 2000-1 Investor Percentage	18.46%
Series 1998-1 Investor Percentage	36.47%
Transferor Percentage	45.07%
100.00%
2. Fixed Allocation Percentage

Series 2000-1 Investor Percentage	25.82%
Series 1998-1 Investor Percentage	NA
Transferor Percentage	37.71%

3. Allocation of Yield Collections

Yield Collections allocable to Series 2000-1	2,547,073.79
Yield Collections allocable to Series 1998-1	5,031,555.04
Aggregate Investor Yield Collections	7,578,628.83
Yield Collections allocable to the Transferor	6,218,260.80
Total allocable Yield Collections	13,796,889.63

4. Allocation of Special Funding Account Income (allocated and distributed to the Transferor during the Revolving Period)

Special Funding Account Income allocable to Series 2000-1	0.00
Special Funding Account Income allocable to Series 1998-1	0.00
Aggregate Investor Special Funding Account Income	0.00
Special Funding Account Income allocable to the Transferor	0.00
Total allocable Special Funding Account Income	0.00

$ Amount
5. Allocation of Defaults

Defaults allocable to Series 2000-1 (Investor Default Amount)	18,786.85
Defaults allocable to Series 1998-1 (Investor Default Amount)	37,112.03
Aggregate Investor Default Amount	55,898.88
Defaults allocable to the Transferor	45,865.00
Total allocable Defaults	101,763.88

6. Allocation of Principal Collections

Principal Collections allocable to Series 2000-1	63,515,664.23
Principal Collections allocable to Series 1998-1	89,711,390.16
Aggregate Investor Principal Collections	153,227,054.39
Principal Collections allocable to the Transferor	92,768,097.96
Total allocable Principal Collections	245,995,152.34

7. Allocation of Collection Account Income (allocated and distributed to Series 2000-1 and Series 1998-1 during an Early Amortization Period)

Collection Account Income allocable to Series 2000-1	0.00
Collection Account Income allocable to Series 1998-1	0.00
Aggregate Investor Collection Account Income	0.00
Collection Account Income allocable to the Transferor	0.00
Total allocable Collection Account Income	0.00

D. INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME (YIELD FUNDS)

	Series 2000-1	Series 1998-1	Aggregate

1. Yield Collections (including “finance charges”) allocable to Series 2000-1 and Series 1998-1 during the preceding Collection Period were	2,547,073.79	5,031,555.04	7,578,628.83

2. Principal Funding Account investment income during the preceding Collection Period was	218,428.30	—	218,428.30

3. Special Funding Account investment income allocable to Series 2000-1 and Series 1998-1 during the preceding Collection Period were	0.00	0.00	0.00

4. Collection Account investment income allocable to Series 2000-1 and Series 1998-1 during the preceding Collection Period were	0.00	0.00	0.00

5. Capitalized Interest Account Investment and Interest income (allocable to Series 1998-1 only) during the preceding Collection Period was	—	4,495.16	4,495.16

6. Total Yield Funds allocable to Series 2000-1 and Series 1998-1 during the preceding Collection Period were	2,765,502.09	5,036,050.20	7,801,552.29

a. Total Yield Funds allocable to Series 2000-1 and Series 1998-1 as an annual percentage of the Invested Amount as of the beginning of the preceding Collection Period were	23.207%	21.393%	22.003%

E. INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS and INVESTMENT INCOME ALLOCABLE TO SERIES 2000-1 AND SERIES 1998-1

	Series 2000-1	Series 1998-1	Aggregate

1. Total Yield Funds allocable to Series 2000-1 and Series 1998-1	2,765,502.09	5,036,050.20	7,801,552.29

2. Plus Draw on Capitalized Interest Account (for Series 1998-1 only)	—	0.00	0.00

3. Total Yield Funds allocable to Series 2000-1 and Series 1998-1, including draw on Capitalized Interest Account for Series 19981	2,765,502.09	5,036,050.20	7,801,552.29

4. Less Class A Monthly Interest paid	537,187.14	714,102.63	1,251,289.77

Actual 360 Accrual Day Count	31
Class A Certificate Rate	3.64813%	3.31712%
Class B Certificate Rate	4.08813%	3.88813%
Class C Certificate Rate	4.08813%	—
• LIBOR Index Rate (applicable to Series 2000-1 only)	3.38813%	—
• CP Rate (applicable to Series 1998-1 only)	—	3.31712%
• Euro Dollar Rate (applicable to Series 1998-1 only)	—	3.88813%
• Base Rate (applicable to Series 1998-1 only)	—	6.250%

5. Less Class A Past Due Monthly Interest paid	0.00	0.00	0.00

6. Less Class B Monthly Interest paid	42,244.01	108,766.35	151,010.36

7. Less Class B Past Due Monthly Interest paid	0.00	0.00	0.00

8. Less Class C Monthly Interest paid	59,845.68	—	59,845.68

9. Less Class C Past Due Monthly Interest paid	0.00	—	0.00

10. Less [program] Fees paid (applicable to Series 1998-1 only)	—	59,201.39	59,201.39

11. Less Past Due Program Fees paid (Series 1998-1 only)	—	0.00	0.00

12. Less Monthly Servicing Fee paid	333,333.33	470,809.79	804,143.13

13. Less Past Due Monthly Servicing Fee paid	0.00	0.00	0.00

14. Less Reimbursement of previously unreimbursed Class A Charge-Offs (distributed as Excess Principal during the Revolving Period)	0.00	0.00	0.00

15. Plus Reallocated Transferor Principal	0.00	0.00	0.00

16. Less Investor Default Amount (Excess Principal during the Revolving Period)	18,786.85	37,112.03	55,898.88

17. Less Interest on previously unreimbursed Class B Charge-Offs	0.00	0.00	0.00

18. Less Reimbursement of previously unreimbursed Class B Charge-Offs (Excess Principal during the Revolving Period)	0.00	0.00	0.00

19. Less Interest on previously unreimbursed Class C Charge-Offs	0.00	—	0.00

20. Less Reimbursement of previously unreimbursed Class C Charge-Offs (Excess Principal during the Revolving Period)	0.00	—	0.00

21. Equals Remaining Yield Funds allocable to Series 2000-1 (including draw on Capitalized Interest Account for Series 1998-1)	1,774,105.07	3,646,058.01	5,420,163.08

F. INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS TO SERIES 2000-1 and SERIES 1998-1

	Series 2000-1	Series 1998-1	Aggregate

1. Class A Monthly Interest shortfall during the preceding Collection Period	0.00	0.00	0.00

2. Class B Monthly Interest shortfall during the preceding Collection Period	0.00	0.00	0.00

3. Class C Monthly Interest shortfall preceding Collection Period	0.00	—	0.00

4. Monthly Servicing Fee shortfall during the preceding Collection Period	0.00	0.00	0.00

5. Monthly Program Fees shortfall during the preceding Collection Period	—	0.00	0.00

6. Class A Investor Charge-Offs during the preceding Collection Period	0.00	0.00	0.00

7. Class B Investor Charge-Offs during the preceding Collection Period	0.00	0.00	0.00

8. Class C Investor Charge-Offs preceding Collection Period	0.00	—	0.00

9. Cumulative Unreimbursed Class A Investor Charge-Offs	0.00	0.00	0.00

10. Cumulative Unreimbursed Class B Investor Charge-Offs	0.00	0.00	0.00

11. Cumulative Unreimbursed Class C Investor Charge-Offs	0.00	—	0.00

12. Cumulative Reallocated Transferor Principal	0.00	0.00	0.00

13. Transferor Deposit, Netted From Transferor Distribution	0.00	0.00	0.00

G. INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL

	Series 2000-1	Series 1998-1	Aggregate

1. Available Principal Funds (funds on deposit in the Collection Account for principal distribution)

a) Remaining Yield Funds allocable to Series 2000-1 and 1998-1 (distributed to Transferor during Revolving Period)	1,774,105.07	0.00	1,774,105.07

b) Principal Collections allocable to Series 2000-1 and 1998-1	63,515,664.23	89,711,390.16	153,227,054.39

c) Investor Defaults	18,786.85	37,112.03	55,898.88

d) Reallocated Transferor Principal	0.00	0.00	0.00

e) Principal Collections allocable to the Transferor	38,454,223.28	54,313,874.68	92,768,097.96

f) Balance of Special Funding Account (Undistributed Principal Collections) (retained in Collection Account during the Revolving Period)	0.00	0.00	0.00

g) Beginning balance of Undistributed Principal Collections	—	0.00	0.00

h) Total Available Principal Funds (before allocation of Excess Principal)	103,762,779.43	144,062,376.87	247,825,156.30

i) Excess Principal from Series 2000-1 and Series 1998-1	0.00	0.00	0.00

1) From Series 2000-1	—	0.00	0.00
2) From Series 1998-1	0.00	—	0.00

j) Total Available Principal Funds (after Excess Principal)	103,762,779.43	144,062,376.87	247,825,156.30

2. Principal Paid to Class A	28,500,000.00	0.00	28,500,000.00

3. Undistributed Principal Collections	—	0.00	0.00

4. Class B Monthly Principal	0.00	0.00	0.00

5. Class C Monthly Principal	0.00	—	0.00

6. Excess Principal Collections	75,262,779.43	144,062,376.87	219,325,156.30

7. Series 1998-1 Additional Invested Amount	—	0.00	0.00

a) Class A Additional Invested Amount	—	0.00	0.00

b) Class B Additional Invested Amount	—	0.00	0.00

H. INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT

	Series 2000-1	Series 1998-1	Aggregate

1. Principal Funding Account amount as of the beginning of the preceding Collection Period	57,000,000.00	—	57,000,000.00

2. Plus Class A principal deposits made during the preceding Collection Period	28,500,000.00	—	28,500,000.00

3. Less principal withdrawals made during the preceding Collection Period	0.00	—	0.00

4. Principal Funding Account amount as of the end of the preceding Collection Period	85,500,000.00	—	85,500,000.00

5. Principal Funding Account investment income during the preceding Collection Period	218,428.30	—	218,428.30

6. Principal Funding Account investment rate during the preceding Collection Period	3.23%	—	3.23%

I. INFORMATION REGARDING TRANSFEROR SUBORDINATION EVENT TRIGGERS

	Series 2000-1	Series 1998-1	Aggregate

Transferor Subordination Event ?	NO	NO

Required Transferor Subordination Amount	0	0	0

Required Transferor Subordination Amount (% Class A Adjusted Invested Amount)	0.0000%	0.0000%

Available Subordinated Amount as of the end of the preceding Collection Period	0	0	0

	Trigger	Actual	Subord. Event ?
Transferor Subordination Event Triggers	Level	Level	(1=yes)
1. Minimum November through April Monthly Payment Rate (3-mo moving avg)	10.00%	32.75%	0

2. Minimum May through October Monthly Payment Rate (3-mo moving avg)	13.00%	32.75%	0

3. Maximum All-Terrain Vehicles (as % of Pool Balance)	38.00%	33.18%	0

4. Maximum other than motorcycles, scooters, water vehicles, all-terrain vehicles, outboard and snowmobiles (as % of Pool Balance)	10.00%	1.09%	0

5 Maximum Dealer “holdbacks” on non-sold products plus Sales Program Discounts	5.00%	0.13%	0

6. Maximum Fiscal Year New Accounts as a % of Beginning Fiscal Year Total Accounts	8.00%	5.13%	0

7. Maximum Fiscal Quarter New Accounts as a % of Beginning Fiscal Quarter Total Accounts	5.00%	0.47%	0

8. Maximum Defaulted Receivables minus Recoveries plus Repossessions (as an Annual % of Pool Balance) (3-month moving average)	7.50%	0.34%	0

9. Maximum Single Dealer Concentration (as % Pool Balance)	1.00%	0.49%	0

10. Maximum Fiscal Year New and Dealer Replacement Accounts as a % of Beginning Fiscal Year Total Accounts	15.00%	7.01%	0

11. Maximum Fiscal Quarter New and Dealer Replacement Accounts as a % of Beginning Fiscal Quarter Total Accounts	5.00%	0.57%	0

J. INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS

Series 2000-1 Early Amortization Event ?	NO
Series 1998-1 Early Amortization Event ?	NO

		Series	Series
Early Amortization Event Triggers	Trigger	2000-1	1998-1

1. a. Min Class C Invested Amt as a % of Series Invested Amt (Series 2000-1)	8.25%	8.50%	NA
b. Min Class B Invested Amt as a % of Class A & B Inv Amt (Series 1998-1)	11.00%	NA	11.50%

2. Max consecutive months that Special Funding Account may exceed $0	12

3. Minimum Transferor Interest (** note ** below)	10.00%	46.05%	46.05%

4. Minimum Transferor Interest (** note ** below] if “finance charge” yield (expressed as an annual percentage of the Pool Balance) is less than 6%	12.00%	46.05%	46.05%

5. Minimum November through April Monthly Payment Rate (3-mo moving avg)	10.00%	32.75%	32.75%

6. Minimum May through October Monthly Payment Rate (3-mo moving avg)	13.00%	32.75%	32.75%

7. Maximum Defaulted Receivables minus Recoveries plus Repossessions (as an annual % of Pool Balance) (3-mo moving avg)	11.00%	0.34%	0.34%

8. Class C Invested Amount is less than Initial Class C Invested Amount for three consecutive periods		17,000,000	—

** Note **:  For purposes of determining whether the Transferor Interest is greater than the Minimum Transferor Interest, the Transferor Interest is reduced by the principal component (1 minus the Discount Factor) of 2-day draft balances if the short term rating of GE CDF is not P-1 .

Is the short term rating of GE CDF P-1 ?	NO
Balance of 2-day Overdrafts as of the end of the preceding Collection Period	13,055,196.71

Transferor Interest as of the end of the preceding Collection Period	362,597,012.67
Principal Component of 2-Day Draft balance as of the end of the preceeding Coll. Period	12,826,730.77
Adjusted Transferor Interest	349,770,281.90
Adjusted Transferor Interest (% TPC)	46.05%
Minimum Transferor Interest	91,149,946.60

K. INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT

1. Servicer Cash Collateral Account balance as of the beginning of the preceding Collection Period	3,954,166.67

2. Servicer Cash Collateral Account balance as of the end of the preceding Collection Period	3,954,166.67

3. Withdrawals from the Servicer Cash Collateral Account during the preceding Collection Period	0.00

4. Investment Income and Deposits to the Servicer Cash Collateral Account during the preceding Collection Period	0.00

L. INFORMATION REGARDING DISTRIBUTIONS TO SERIES 2000-1 Class A and B Certificates and 1998-1 Class A Certificates

Series	Amount	Explanation

2000-1	$537,187.14	Class A Monthly Interest
2000-1	$28,500,000.00	Class A Principal **
2000-1	$42,244.01	Class B Monthly Interest
2000-1	$0.00	Class B Principal **
1998-1	$714,102.63	Class A Monthly Interest
1998-1	$0.00	Class A Principal (Increase)/Reduction ***

** Amount of Series 2000-1 Class A Principal deposited to Principal Funding AC =	(28,500,000.00)
*** Amount of Series 19981-1 Undistributed Principal deposited to Collection AC =	0.00

M. OTHER INFORMATION

1. Repossession value of all Products repossessed during the preceding Collection Period	67,462.39

2. Deficit Controlled Amortization Amount, for each Series	N/A

3. Available amount of any Enhancement (other than Series 98-1 Capitalized Interest Account amount, section B.2(b) above)	0.00

NAME:	Takuya Watanabe

TITLE:	Senior Vice President & Secretary/Treasurer